UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 25, 2005

           Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                           No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Fieldstone Mortgage Investment Trust, Series 2005-1 Mortgage Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $743,625,000 aggregate principal amount of Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Notes of its Fieldstone Mortgage Investment Trust, Series 2005-1 on February 25, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated February 14, 2005 (the “Prospectus Supplement”), to file a copy of the Amended and Restated Trust Agreement, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) dated as of February 25, 2005, among Structured Asset Securities Corporation, as depositor (the “Depositor”), U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”).  The Notes were issued pursuant to an Indenture (the “Indenture”) dated as of February 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-1, as issuer (the “Issuer”), the Trust Administrator and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”).  The Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of two pools of first lien, conventional, adjustable rate, fully amortizing, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $749,999,396 as of February 1, 2005.

The Mortgage Loans were sold by Fieldstone Investment Corporation (the “Seller”) to the Registrant pursuant to the terms of a Mortgage Loan Purchase Agreement dated as of February 1, 2005 (the “Mortgage Loan Purchase Agreement”) among the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (the “Master Servicer”), pursuant to the terms of a Transfer and Servicing Agreement dated as of February 1, 2005 (the “Transfer and Servicing Agreement”) among the Issuer, the Registrant, the Trust Administrator and Master Servicer, the Seller, the Indenture Trustee, Fieldstone Servicing Corp., as Servicer, and Chase Home Finance LLC, as Subservicer.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amended and Restated Trust Agreement dated as of February 25, 2005, among Structured Asset Securities Corporation, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of February 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-1, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between Fieldstone Investment Corporation, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-1, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Home Finance LLC, as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association, as Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

     CORPORATION

By: /s/ Matthew Lewis

Name: Matthew Lewis

Title:  Senior Vice President

Dated: February 25, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Trust Agreement dated as of February 25, 2005, among Structured Asset Securities Corporation, as Depositor, U.S. Bank Trust National Association, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of February 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-1, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and HSBC Bank USA, National Association, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of February 1, 2005, between Fieldstone Investment Corporation, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Transfer and Servicing Agreement dated as of February 1, 2005, among Fieldstone Mortgage Investment Trust, Series 2005-1, as Issuer, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Fieldstone Servicing Corp., as Servicer, Chase Home Finance LLC, as Subservicer, Fieldstone Investment Corporation, as Seller, and HSBC Bank USA, National Association, as Indenture Trustee.